UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 21, 2011

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3015 16th Street SW, Suite 100 Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the Nominating and Governance Committee of the Board of Trustees (the “Board”) of Investors Real Estate Trust (the “Company”) held on June 21, 2011, each of Mr. Patrick G. Jones, Mr. Edward T. Schafer and Mr. C.W. “Chip” Morgan notified the Company of his intention to retire at the expiration of his current term as a trustee of the Company.  Each confirmed that he will not stand for re-election to the Board at the Company’s 2011 annual meeting of shareholders, at which time each of their respective terms as trustee will expire.  The Company’s 2011 Annual Meeting of Shareholders is scheduled to take place on September 20, 2011.  The Company is disclosing these trustee retirements in accordance with Item 5.02(b) of Form 8-K.

At the June 22, 2011 meeting of the Company’s Board, and upon the recommendation of the Board’s Nominating and Governance Committee and in accordance with Article IV, Section 4 of the Company’s Articles of Amendment and Third Restated Declaration of Trust, the Board fixed the number of trustees of the Company at eleven, increasing the number of trustees from ten, and elected Jeffrey K. Woodbury to fill the vacancy created by the increase.  Mr. Woodbury was elected to the Board of Trustees effective immediately; his term of office will continue until the Company’s 2011 Annual Meeting of Shareholders and until his successor is elected and qualifies.  Mr. Woodbury will be included in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders as a nominee for election as Trustee.  Mr. Woodbury will receive the standard compensation for Company trustees, as previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2010, filed with the SEC on September 9, 2010.  The Company has determined that neither Mr. Woodbury nor any of his immediate family members has had or proposes to have a direct or indirect transaction in which the Company is a participant that would be required to be disclosed under Item 404(a) of SEC Regulation S-K.

On June 23, 2011, the Company filed a press release to announce the above changes to its Board.  The press release is incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.                      Financial Statements and Exhibits.

The following exhibit relating to Item 5.02 of this Current Report on Form 8-K is filed herewith:

Exhibit 99.1.                      Press Release dated June 23, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer

Date: June 23, 2011